EXHIBIT 10.54


                              EMPLOYMENT AGREEMENT


          THIS EMPLOYMENT AGREEMENT (this "Agreement") is entered into as of August 28, 1998, by and between Putnam, Hayes & Bartlett, Inc., a Massachusetts corporation (the "Company" or "PHB"), and John C. Butler III ("Employee").

          WHEREAS, pursuant to that certain Agreement and Plan of Merger (the "Merger Agreement") dated as of the date hereof among the Company, HAGLER BAILLY, INC., a Delaware corporation ("Hagler Bailly"), and PHB MERGER CORP., a Massachusetts corporation and wholly-owned subsidiary of Hagler Bailly ("Merger Sub"), Merger Sub will merge with and into PHB (the "Merger"), and Hagler Bailly will acquire one hundred percent (100%) of the common stock of PHB, including the common stock of PHB owned by the Employee, in exchange for shares of common stock of Hagler Bailly ("Common Stock");

          WHEREAS, after the Merger, certain operating companies of Hagler Bailly will be merged with and into PHB and the surviving corporation of such merger will be named PHB Hagler Bailly, Inc. ("PHB Hagler Bailly"); and

          WHEREAS, as an inducement to Hagler Bailly to enter into the Merger Agreement and as a condition precedent to Hagler Bailly's obligations under the Merger Agreement, Employee has agreed to execute and deliver this Agreement and to terminate, effective as of the Effective Time of the
     Merger (as defined in the Merger Agreement), any prior employment agreements or arrangements with PHB;

          WHEREAS,   in   consideration   of  Employee's   employment   and  the
     compensation paid to Employee by the Company, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

          1. Employment. On the terms and conditions set forth in this Agreement, the Company agrees to employ Employee and Employee agrees to be employed by the Company for the term set forth in Section 2 hereof and in the position and with the duties set forth in Section 3 hereof.

          2. Term. The term of this Agreement shall commence as of the Effective Time of the Merger (the "Commencement Date") and shall end on the third anniversary of the date hereof, unless sooner terminated pursuant to
     Section 6 hereof (the "Term").

          3. Position and Duties. Employee shall serve as a "Managing Director" of the Company or such other comparable position as may, from time to time, be prescribed by the Chief Executive Officer and Board of Directors of the Company (the "Board of Directors") or any of its affiliates and agreed to by Employee.

          Employee agrees to serve the Company faithfully and to the best of his ability; to devote his time, energy and skill during regular business hours (except for illness or incapacity and except for vacation time as provided herein) to such employment; to use his best efforts, skills and ability to promote the Company's interests; if elected, to serve as a director of the Company and its subsidiaries or affiliated corporations or entities; to perform such duties and responsibilities as from time to time may be assigned to him by the Chief Executive Officer and the Board of Directors, which duties shall be consistent with his positions as set forth in the preceding paragraph.

     4. Compensation.

          The Company agrees to pay Employee, either directly or through one of its affiliates, as compensation for all duties performed by him in any capacity during the period of his employment under this Agreement:

(a) An annual base salary ("Base Salary"), payable in equal installments twice monthly to Employee, at the annualized rate of $287,664 per year commencing on the Commencement Date through December 31, 1998. Commencing January 1, 1999 and for the remainder of the Term, the annual rate of Base Salary shall be determined by management of the Company in accordance with the compensation policies of the Company for employees of comparable rank but in no event shall the Base Salary be less than $287,664 at any time during the term of this Agreement;

(b) A bonus payment ("Bonus") for the calendar year 1998, in an amount, if any, determined by management of the Company substantially in accordance with the bonus structure used by PHB as outlined in Appendix A attached hereto; for calendar year 1999 and each calendar year thereafter during the Term, a Bonus, in an amount, if any, determined by management of the Company in accordance with the compensation policies of the Company for employees of comparable rank;

(c) A grant of options to purchase 30,000 shares of common stock of Hagler Bailly, Inc. on the Commencement Date, with an exercise price at the fair market value on the Commencement Date and a term of ten (10) years, vesting in accordance with the schedule set forth in the Stock Option Agreement to be executed by and between Hagler Bailly and Employee, and subject to the terms and conditions of the Hagler Bailly Employee Incentive and Non-Qualified Stock Option and Restricted Stock Plan or any successor plan; and

(d) From time to time Employee shall also be eligible to receive options to purchase Common Stock pursuant to the terms of the Hagler Bailly Employee Incentive and Non-Qualified Stock Option and Restricted Stock Plan or any successor plan, and in the amounts determined by, and subject to the terms and conditions of, the Stock Option Committee of the Board of Directors, or the Board of Directors, of Hagler Bailly.

5. Benefits; Reimbursement of Expenses; Vacation.

     During the Term, Employee shall also be eligible to:

(a) For calendar year 1998, to continue to participate in all of the benefit programs which are currently provided by PHB; including, without limitation, all vacation, retirement, health, life and disability insurance programs ("Benefit Programs") in accordance with policies in effect for officers of comparable rank; provided, that nothing in this Agreement shall require the Company to create, continue or refrain from amending, modifying, revising or revoking any Benefit Programs described herein. For calendar year 1999 and thereafter, Employee shall be entitled to participate in all of the Benefit Programs which are then provided by the Company. For purposes of Employee's participation in the Benefit Programs, the Company shall treat the full period of Employee's service with PHB, or any PHB subsidiary; Dickenson, O'Brien & Associates, Inc.; and/or Freeman & Mills, Incorporated as if it had been service with the Company;

(b) Reimbursement by the Company of all expenses reasonably incurred by him during the Term in connection with the performance of his duties, including, without limitation, travel and entertainment expenses reasonably related to the business or interests of the Company, upon submission by him of written documentation of such expenses; and

(c) The other benefits set forth in this Agreement.

6. Termination.

This Agreement may be terminated prior to the expiration of its Term as follows:

(a) Automatically upon Employee's death;

(b) By the Company, for "cause," which for purposes of this Agreement shall mean: (i) failure to comply with material rules, standards, or procedures reasonably promulgated by the Company in accordance with ordinary and usual business standards, or dereliction of assigned responsibilities consistent with Section 3 above, such failure or dereliction remaining uncured by Employee for thirty (30) days after receiving written notice from the Company of such failure or dereliction that specifically describes the nature of such alleged failures;

(ii) substandard performance of assigned responsibilities measured in accordance with performance standards agreed upon from time to time by Employee and the Company;

(iii)material violation by Employee, or any other person acting upon his specific directions, of a federal, state or local statute, rule or regulation applicable to the Company, to its management, or to the operation of the Company's business;

(iv) material breach of the terms of this Agreement;

(v)  knowing falsification of Company's records or documents;

(vi) gross negligence;

(vii)conviction by Employee, or any other person acting upon Employee's specific directions, of any misdemeanor that involves fraud or results in a material loss to the Company or of a felony; or

(viii) any material act of dishonesty or moral turpitude.

The refusal to permanently relocate from Employee's current place of work will not constitute a "cause" for termination of employment by the Company.

During the Term of the Agreement, the Company shall have no right to terminate this Agreement without "cause."

(c) By Employee, upon the Company's failure to perform or observe any of the material terms or provisions of this Agreement, and the continued failure of the Company to cure such default within thirty (30) days after written demand for performance has been given to the Company by Employee, which demand shall describe specifically the nature of such alleged failure to perform or observe such material terms or provisions. Without limiting the generality of the foregoing, it is acknowledged and agreed that Sections 4 and 5 of this Agreement are material provisions of this Agreement;

          (d) By Employee, upon notice from Employee upon the Company's failure to pay Employee amounts under Section 4 when due and the continued failure of the Company to make such payment within ten (10) days after written demand for such payment is made by Employee; and

(e) Upon permanent disability of Employee, as such term is defined in the disability insurance programs of the Company; and

(f)  By Employee at any time, in the Employee's discretion.

7.   Effect of Termination.

(a)  In the event of the  termination of this  Agreement  pursuant to paragraphs
     (a), (b) and (f) of Section 6, the Company shall be under no obligation to Employee, except to pay his accrued and unpaid Base Salary, Bonus and paid leave payments to the date of termination, and any vested but unexercised options under the Option Plan, and Employee shall not be entitled to receive any Base Salary or Bonus after the date of termination, or any unvested options under the Option Plan.

(b) In the event of the termination of this Agreement by Employee of the Company pursuant to paragraphs (c), (d) or (e) of Section 6, Employee shall be entitled (without regard to any pay received by Employee from a subsequent employer) to receive all of the compensation and benefits provided herein until the later of
(i) the date the Term would have expired absent any termination of this Agreement, or (ii) six (6) months from the effective date of such termination (such later date being herein referred to as the "Final Payment Date"). In the event of any termination pursuant to Section 6 (e), any payments pursuant to this Section 7 shall be reduced by any disability benefits received by Employee pursuant to any disability insurance provided by the Company or purchased by Employee (the cost of which is reimbursed by the Company). If the Company and Employee shall become involved in a dispute relating to any alleged breach of this Agreement by the Company or Employee, and if Employee prevails (by judgment, settlement or otherwise) in such dispute, the Company shall reimburse Employee for all reasonable costs (including fees and disbursements of counsel) incurred by him in connection with such dispute upon presentation to the Company of evidence of such costs.


8.       Non-compete and Other Restrictive Covenants.

(a) Employee acknowledges that, because of the competitive nature of the Company's business and the Company's repeat transaction with its clients, the development and enhancement of relationships with clients constitute goodwill, which is critical to the Company's success and is one of the Company's most valuable business assets.

(b) Employee agrees that it is Employee's responsibility to generate and develop goodwill between the Company and its clients. Employee recognizes and hereby explicitly agrees that all goodwill with the Company's clients generated or developed by Employee during Employee's employment with the Company belongs exclusively to the Company, even if such goodwill was generated solely by Employee's own efforts.

(c) In order to protect the Company's legitimate business interests, including, without limitation, protecting the Company's goodwill, Employee agrees that Employee will not solicit or cause any of the clients of the Company set forth in Schedule A attached hereto (and amended with additional clients on a quarterly basis) to divert business from the Company without the Company's prior written consent. It is acknowledged and agreed that Schedule A will be specific for the "practice area" in which Employee provides consulting services, and will include only those clients of the Company for which that "practice area" has provided services from 1 January 1997 forward. The Company agrees that it will be reasonable in its consideration of such requests for prior written consent, and that prior written consent will not be withheld in the event the Company discontinues a "practice area".

(i) Employee further agrees that Employee will not, directly or indirectly, recruit or otherwise seek to induce any employees of the Company to terminate their employment or to violate any agreement with the Company or to assist any third party in so doing.

(d) The covenants contained in this Section 8 shall be construed as a series of separate and severable covenants. Employee and the Company agree that if in any proceeding, the tribunal shall refuse to enforce fully any covenants contained herein because such covenants cover too extensive a geographic area or too long a period of time or for any other reason whatsoever, any such covenant shall be deemed amended to the extent (but only to the extent) required by law. Each party acknowledges and agrees that the services to be rendered by Employee to the Company hereunder are of a special and unique character. Each party shall have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

                           (e) The  obligations of Employee under this Section 8
shall not survive if this
Agreement is terminated earlier than the Term pursuant to Section 6 (c) and (d), but in any event these obligations will not survive longer than the third anniversary of the Agreement.

9. Proprietary Rights.

(a) Employee acknowledges that, in order for Employee to perform Employee's duties, the Company must entrust Employee with certain trade secrets and confidential business information belonging to the Company (the "Confidential Information"). The Confidential Information includes, but is not limited to, client lists, including the identity of the Company's clients, information concerning the characteristics of the Company's clients, pricing policies and practices, negotiating strategies, computer software, financial information, information about the Company's business plans, and any other information about or generated by the Company which could, if disclosed, be useful to any competitors of the Company. The Confidential Information does not include information that is in the public domain through no fault or action of Employee. Employee further acknowledges that the Company has developed or acquired such Confidential Information at great effort and significant expense, that the Confidential Information is critical to the success and survival of the Company, and that the unauthorized disclosure or use of the Confidential Information would cause the Company irreparable harm.

(b) Employee agrees that, during the term of Employee's employment with the Company and thereafter, Employee will not disclose the Company's Confidential Information or use it in any way, except on behalf of the Company, whether or not such Confidential Information was produced by Employee's own efforts. Employee further agrees, upon termination of Employee's employment, promptly to deliver to the Company all Confidential Information, including, but not limited to, all files, books, documents, computer disks or tapes, and other property prepared on behalf of the Company or purchased with Company funds, including Confidential Information produced by Employee's own efforts, and to refrain from making, retaining or distributing any copies thereof.

(c) At all times during the Term, all right, title, and interest in all copyrightable material which Employee shall conceive or originate, either individually or jointly with others, in Employee's capacity as an employee of the Company will be the property of the Company and are by this Agreement assigned to the Company along with ownership of any and all copyrights in the copyrightable material. At all times during the Term, Employee agrees to execute all papers and perform all other acts reasonably necessary to assist the Company to obtain and register copyrights on such materials in any and all countries, and the Company agrees to pay expenses associated with such copyright registration. Works of authorship created by Employee for the Company in performing his responsibilities under this Agreement during the Term shall be considered "works made for hire" as defined in the U.S. Copyright Act. In addition, Employee hereby assigns to the Company all proprietary rights which originate during Employee's employment with the Company, including, but not limited to, all patents, copyrights, trade secrets and trademarks Employee might otherwise have, by operation of law or otherwise, in all inventions, discoveries, works, ideas, information, knowledge and data based on Employee's access to Confidential Information of the Company or developed by Employee in his capacity as an employee of the Company.

(d) If, during the Term, Employee is engaged in or associated with the planning or implementing of any project, program or venture involving the Company and a third party or parties all rights in such project, program or venture shall belong to the Company. Except as formally approved by the Company's Board of Directors, Employee shall not be entitled to any interest in such project, program or venture or to any commission, finder's fee or other compensation in connection therewith other than the compensation to be paid to Employee as provided in this Agreement.

(e) At all times during the Term and thereafter, Employee further agrees to execute and deliver any additional documents, instruments, applications, oaths or other writings reasonably necessary or desirable to further evidence the assignments described in this Section 9 ("Supporting Documents").

                           (f) The  obligations of Employee under this Section 9
shall survive the termination
or expiration of the Term.

                  10.      Notice.

All notices or other communications which may be or are required to be given, served or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, or a nationally recognized overnight courier service, addressed as follows:

                           (a)      If to the Company:

                                    Hagler Bailly, Inc.
                                    1530 Wilson Boulevard
                                    Arlington, Virginia  22209

                                    Telephone No:  (703) 312-9855
                                    Attention: Stephen V.R. Whitman,
                                    Vice President and General Counsel

                           (b)      If to the Employee:

                                    John C. Butler III
                                    Box 65L, Route 9 Arroyo Hondo
                                    Santa Fe, NM  87505

                                    Telephone No:  (505) 989-7579

                                    And  at  the   Employee's   usual  place  of
business, if known by the Company.

Each party may designate by notice in writing a new address to which any notice or other communication may thereafter be so given, served or sent. Each notice or other communication which shall be mailed or transmitted in the manner described above, shall be deemed sufficiently given, served, sent, delivered and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt or the affidavit of messenger being deemed conclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

11. Severability.

          If any part or any provision of this Agreement shall be invalid or unenforceable under applicable law, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provision or the remaining provisions of this Agreement.

12. Survival.

          It is the express intention and agreement of the parties hereto that all covenants, agreements and statements made by any party in this Agreement shall survive the execution and delivery of this Agreement, and that certain covenants, agreements and statements shall survive the termination or expiration of the Term to the extent specified in Sections 7, 8 and 9 hereof.

13. Waiver.

          Neither the waiver of any of the parties hereto of any breach of or default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasion, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall thereafter be construed as a waiver of any subsequent breach or default, or as a waiver of any such provisions, rights, or privileges hereunder.

14. Binding Effect.

          This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and, subject to Section 19 hereof, their respective heirs, devisees, executors, administrators, legal representatives, and to the benefit of PHB Hagler Bailly as successor to the Company.

15. Entire Agreement.

          As of immediately prior to the Effective Time of the Merger, this Agreement (a) represents the entire understanding and agreement among the parties hereto with respect to the subject matter hereof and supersedes, cancels and terminates all other negotiations, agreements, arrangements and understandings, oral or written, between such parties with respect thereto,
     (b) constitutes the sole agreement between the parties with respect to this subject matter, and (c) supersedes, cancels and terminates all prior negotiations, agreements, arrangements and understandings, oral or written, with respect to (i) the Employee's employment with PHB or any affiliate of PHB, and (ii) any other obligations or liabilities of PHB or any affiliate of PHB except as reflected in PHB's audited financials for 1997 or as set forth in Schedule B hereto.

16. Amendment.

          No amendment or modification of this Agreement and no waiver hereunder or thereunder shall be valid or binding unless set forth in writing, duly executed by the party against whom enforcement of the amendment, modification or waiver is sought.

17. Governing Law.

          This Agreement shall be subject to and governed by the laws of the state of California.

18. Forum.

          At all times during the Term, (a) Employee irrevocably submits to the exclusive jurisdiction of any California court or Federal court sitting in California, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, and Employee irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such California or Federal court; (b) Employee irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to Employee at his address specified in Section 10; (c) Employee irrevocably confirms that service of process out of such courts in such manner shall be deemed due service upon him for the purposes of such action or proceeding; (d) Employee irrevocably waives (i) any objection he may have to the laying of venue of any such action or proceeding in any of such courts, or (ii) any claim that he may have that any such action or proceeding has been brought in an inconvenient forum; and (e) Employee irrevocably agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 18 shall affect the right of any party hereto to serve legal process in any manner permitted by law.

19. Assignment.

          Except as otherwise provided herein, this Agreement shall not be assignable by either party hereto without the prior written consent of the other party hereto.

20. Headings.

          Headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

21. Execution in Counterparts.

          This Agreement may be executed in one or more counterparts, each of which shall be deemed an original hereof, and all of which together shall constitute one and the same instrument.

22. Termination of Merger Agreement.

          This Agreement shall automatically terminate and be of no force or effect upon the termination of the Merger Agreement.

                  IN WITNESS WHEREOF, the undersigned have duly executed this Employment Agreement, or have caused this Employment Agreement to be duly executed on their behalf, as of the day and year first hereinabove set forth.



                                    PUTNAM, HAYES & BARTLETT, INC.


                                    By:/s/ William E. Dickenson
                                    Name:    William E. Dickenson
                                    Title: President and Chief Executive Officer


                                    John C. Butler III


                                    /s/ John C. Butler III

11


                                  EXHIBIT 10.55




                              EMPLOYMENT AGREEMENT


                  THIS EMPLOYMENT AGREEMENT (this "Agreement") is entered into as of August 28, 1998, by and between Putnam, Hayes & Bartlett, Inc., a Massachusetts corporation (the "Company" or "PHB"), and William H.
Hieronymus ("Employee").

                  WHEREAS, pursuant to that certain Agreement and Plan of Merger (the "Merger Agreement") dated as of the date hereof among the Company, HAGLER BAILLY, INC., a Delaware corporation ("Hagler Bailly"), and PHB MERGER CORP., a Massachusetts corporation and wholly-owned subsidiary of Hagler Bailly ("Merger Sub"), Merger Sub will merge with and into PHB (the "Merger"), and Hagler Bailly will acquire one hundred percent (100%) of the common stock of PHB, including the common stock of PHB owned by the Employee, in exchange for shares of common stock of Hagler Bailly ("Common Stock");

                  WHEREAS, after the Merger, certain operating companies of Hagler Bailly will be merged with and into PHB and the surviving corporation of such merger will be named PHB Hagler Bailly, Inc. ("PHB Hagler Bailly"); and

                  WHEREAS,  as an  inducement to Hagler Bailly to enter into the
Merger Agreement and as a condition precedent to Hagler Bailly's obligations under the Merger Agreement, Employee has agreed to execute and deliver this Agreement and to terminate, effective as of the Effective Time of the Merger (as defined in the Merger Agreement), any prior employment agreements or arrangements with PHB;

                  WHEREAS, in consideration of Employee's employment and the compensation paid to Employee by the Company, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                  NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

1. Employment.

          On the terms and conditions set forth in this Agreement, the Company agrees to employ Employee and Employee agrees to be employed by the Company for the term set forth in Section 2 hereof and in the position and with the duties set forth in Section 3 hereof.

2. Term.

          The term of this Agreement shall commence as of the Effective Time of the Merger (the "Commencement Date") and shall end on the third anniversary of the date hereof, unless sooner terminated pursuant to Section 6 hereof (the "Term").

3. Position and Duties.

          Employee shall serve as a "Managing Director" of the Company or such other comparable position as may, from time to time, be prescribed by the Chief Executive Officer and Board of Directors of the Company (the "Board of Directors") or any of its affiliates and agreed to by Employee.

          Employee agrees to serve the Company faithfully and to the best of his ability; to devote his time, energy and skill during regular business hours (except for illness or incapacity and except for vacation time as provided herein) to such employment; to use his best efforts, skills and ability to promote the Company's interests; if elected, to serve as a director of the Company and its subsidiaries or affiliated corporations or entities; to perform such duties and responsibilities as from time to time may be assigned to him by the Chief Executive Officer and the Board of Directors, which duties shall be consistent with his positions as set forth in the preceding paragraph.

4. Compensation.

          The Company agrees to pay Employee, either directly or through one of its affiliates, as compensation for all duties performed by him in any capacity during the period of his employment under this Agreement:

(a) An annual base salary ("Base Salary"), payable in equal installments twice monthly to Employee, at the annualized rate of $287,664 per year commencing on the Commencement Date through December 31, 1998. Commencing January 1, 1999 and for the remainder of the Term, the annual rate of Base Salary shall be determined by management of the Company in accordance with the compensation policies of the Company for employees of comparable rank but in no event shall the Base Salary be less than $287,664 at any time during the term of this Agreement;

(b) A bonus payment ("Bonus") for the calendar year 1998, in an amount, if any, determined by management of the Company substantially in accordance with the bonus structure used by PHB as outlined in Appendix A attached hereto; for calendar year 1999 and each calendar year thereafter during the Term, a Bonus, in an amount, if any, determined by management of the Company in accordance with the compensation policies of the Company for employees of comparable rank;

(c) A grant of options to purchase 12,250 shares of common stock of Hagler Bailly, Inc. on the Commencement Date, with an exercise price at the fair market value on the Commencement Date and a term of ten (10) years, vesting in accordance with the schedule set forth in the Stock Option Agreement to be executed by and between Hagler Bailly and Employee, and subject to the terms and conditions of the Hagler Bailly Employee Incentive and Non-Qualified Stock Option and Restricted Stock Plan or any successor plan; and

(d) From time to time Employee shall also be eligible to receive options to purchase Common Stock pursuant to the terms of the Hagler Bailly Employee Incentive and Non-Qualified Stock Option and Restricted Stock Plan or any successor plan, and in the amounts determined by, and subject to the terms and conditions of, the Stock Option Committee of the Board of Directors, or the Board of Directors, of Hagler Bailly.

5. Benefits; Reimbursement of Expenses; Vacation.

During the Term, Employee shall also be eligible to:

          (a) For calendar year 1998, to continue to participate in all of the benefit programs which are currently provided by PHB; including, without limitation, all vacation, retirement, health, life and disability insurance programs ("Benefit Programs") in accordance with policies in effect for officers of comparable rank; provided, that nothing in this Agreement shall require the Company to create, continue or refrain from amending, modifying, revising or revoking any Benefit Programs described herein. For calendar year 1999 and thereafter, Employee shall be entitled to participate in all of the Benefit Programs which are then provided by the Company. For purposes of Employee's participation in the Benefit Programs, the Company shall treat the full period of Employee's service with PHB, or any PHB subsidiary; Dickenson, O'Brien & Associates, Inc.; and/or Freeman & Mills, Incorporated as if it had been service with the Company;

          (b) Reimbursement by the Company of all expenses reasonably incurred by him during the Term in connection with the performance of his duties, including, without limitation, travel and entertainment expenses reasonably related to the business or interests of the Company, upon submission by him of written documentation of such expenses; and

          (c) The other benefits set forth in this Agreement.

6. Termination.

          This Agreement may be terminated prior to the expiration of its Term as follows:

          (a) Automatically upon Employee's death;

          (b) By the Company, for "cause," which for purposes of this Agreement shall mean:

     (i) failure to comply with material rules, standards, or procedures reasonably promulgated by the Company in accordance with ordinary and usual business standards, or dereliction of assigned responsibilities consistent with Section 3 above, such failure or dereliction remaining uncured by Employee for thirty (30) days after receiving written notice from the Company of such failure or dereliction that specifically describes the nature of such alleged failures;

     (ii) substandard performance of assigned responsibilities measured in accordance with performance standards agreed upon from time to time by Employee and the Company;

     (iii) material violation by Employee, or any other person acting upon his specific directions, of a federal, state or local statute, rule or regulation applicable to the Company, to its management, or to the operation of the Company's business;

     (iv) material breach of the terms of this Agreement;

     (v) knowing falsification of Company's records or documents;

     (vi) gross negligence;

     (vii) conviction by Employee, or any other person acting upon Employee's specific directions, of any misdemeanor that involves fraud or results in a material loss to the Company or of a felony; or

     (viii) any material act of dishonesty or moral turpitude.

     The refusal to permanently relocate from Employee's current place of work will not constitute a "cause" for termination of employment by the Company.

During the Term of the Agreement, the Company shall have no right to terminate this Agreement without "cause."

          (c) By Employee, upon the Company's failure to perform or observe any of the material terms or provisions of this Agreement, and the continued failure of the Company to cure such default within thirty (30) days after written demand for performance has been given to the Company by Employee, which demand shall describe specifically the nature of such alleged failure to perform or observe such material terms or provisions. Without limiting the generality of the foregoing, it is acknowledged and agreed that Sections 4 and 5 of this Agreement are material provisions of this Agreement;

          (d) By Employee, upon notice from Employee upon the Company's failure to pay Employee amounts under Section 4 when due and the continued failure of the Company to make such payment within ten (10) days after written demand for such payment is made by Employee; and

          (e) Upon permanent disability of Employee, as such term is defined in the disability insurance programs of the Company; and

          (f) By Employee at any time, in the Employee's discretion.

7. Effect of Termination.

          (a) In the event of the termination of this Agreement pursuant to paragraphs (a), (b) and (f) of Section 6, the Company shall be under no obligation to Employee, except to pay his accrued and unpaid Base Salary, Bonus and paid leave payments to the date of termination, and any vested but unexercised options under the Option Plan, and Employee shall not be entitled to receive any Base Salary or Bonus after the date of termination, or any unvested options under the Option Plan.

          (b) In the event of the termination of this Agreement by Employee of the Company pursuant to paragraphs (c), (d) or (e) of Section 6, Employee shall be entitled (without regard to any pay received by Employee from a subsequent employer) to receive all of the compensation and benefits provided herein until the later of (i) the date the Term would have expired absent any termination of this Agreement, or (ii) six (6) months from the effective date of such termination (such later date being herein referred to as the "Final Payment Date"). In the event of any termination pursuant to Section 6 (e), any payments pursuant to this Section 7 shall be reduced by any disability benefits received by Employee pursuant to any disability insurance provided by the Company or purchased by Employee (the cost of which is reimbursed by the Company). If the Company and Employee shall become involved in a dispute relating to any alleged breach of this Agreement by the Company or Employee, and if Employee prevails (by judgment, settlement or otherwise) in such dispute, the Company shall reimburse Employee for all reasonable costs (including fees and disbursements of counsel) incurred by him in connection with such dispute upon presentation to the Company of evidence of such costs.

8. Non-compete and Other Restrictive Covenants.

(a) Employee acknowledges that, because of the competitive nature of the Company's business and the Company's repeat transaction with its clients, the development and enhancement of relationships with clients constitute goodwill, which is critical to the Company's success and is one of the Company's most valuable business assets.
(b) Employee agrees that it is Employee's responsibility to generate and develop goodwill between the Company and its clients. Employee recognizes and hereby explicitly agrees that all goodwill with the Company's clients generated or developed by Employee during Employee's employment with the Company belongs exclusively to the Company, even if such goodwill was generated solely by Employee's own efforts.

(c) In order to protect the Company's legitimate business interests, including, without limitation, protecting the Company's goodwill, Employee agrees that Employee will not solicit or cause any of the clients of the Company set forth in Schedule A attached hereto (and amended with additional clients on a
                                          ----------
          quarterly  basis) to divert  business  from the  Company  without  the
     Company's prior written consent. It is acknowledged and agreed that Schedule A will be specific for the "practice area" in which Employee provides
                                   ----------
          consulting services, and will include only those clients of the Company for which that "practice area" has provided services from 1 January 1997 forward. The Company agrees that it will be reasonable in its consideration of such requests for prior written consent, and that prior written consent will not be withheld in the event the Company discontinues a "practice area".

          (i) Employee further agrees that Employee will not, directly or indirectly, recruit or otherwise seek to induce any employees of the Company to terminate their employment or to violate any agreement with the Company or to assist any third party in so doing.

          (d) The covenants contained in this Section 8 shall be construed as a series of separate and severable covenants. Employee and the Company agree that if in any proceeding, the tribunal shall refuse to enforce fully any covenants contained herein because such covenants cover too extensive a geographic area or too long a period of time or for any other reason whatsoever, any such covenant shall be deemed amended to the extent (but only to the extent) required by law. Each party acknowledges and agrees that the services to be rendered by Employee to the Company hereunder are of a special and unique character. Each party shall have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

          (e) The obligations of Employee under this Section 8 shall not survive if this Agreement is terminated earlier than the Term pursuant to Section 6
     (c) and (d), but in any event these obligations will not survive longer than the third anniversary of the Agreement.

9. Proprietary Rights.

(a) Employee acknowledges that, in order for Employee to perform Employee's duties, the Company must entrust Employee with certain trade secrets and confidential business information belonging to the Company (the "Confidential Information"). The Confidential Information includes, but is not limited to, client lists, including the identity of the Company's clients, information concerning the characteristics of the Company's clients, pricing policies and practices, negotiating strategies, computer software, financial information, information about the Company's business plans, and any other information about or generated by the Company which could, if disclosed, be useful to any competitors of the Company. The Confidential Information does not include information that is in the public domain through no fault or action of Employee. Employee further acknowledges that the Company has developed or acquired such Confidential Information at great effort and significant expense, that the Confidential Information is critical to the success and survival of the Company, and that the unauthorized disclosure or use of the Confidential Information would cause the Company irreparable harm.

(b) Employee agrees that, during the term of Employee's employment with the Company and thereafter, Employee will not disclose the Company's Confidential Information or use it in any way, except on behalf of the Company, whether or not such Confidential Information was produced by Employee's own efforts. Employee further agrees, upon termination of Employee's employment, promptly to deliver to the Company all Confidential Information, including, but not limited to, all files, books, documents, computer disks or tapes, and other property prepared on behalf of the Company or purchased with Company funds, including Confidential Information produced by Employee's own efforts, and to refrain from making, retaining or distributing any copies thereof.

     (c) At all times during the Term, all right, title, and interest in all copyrightable material which Employee shall conceive or originate, either individually or jointly with others, in Employee's capacity as an employee of the Company will be the property of the Company and are by this Agreement assigned to the Company along with ownership of any and all copyrights in the copyrightable material. At all times during the Term, Employee agrees to execute all papers and perform all other acts reasonably necessary to assist the Company to obtain and register copyrights on such materials in any and all countries, and the Company agrees to pay expenses associated with such copyright registration. Works of authorship created by Employee for the Company in performing his responsibilities under this Agreement during the Term shall be considered "works made for hire" as defined in the U.S. Copyright Act. In addition, Employee hereby assigns to the Company all proprietary rights which originate during Employee's employment with the Company, including, but not limited to, all patents, copyrights, trade secrets and trademarks Employee might otherwise have, by operation of law or otherwise, in all inventions, discoveries, works, ideas, information, knowledge and data based on Employee's access to Confidential Information of the Company or developed by Employee in his capacity as an employee of the Company.

     (d) If, during the Term, Employee is engaged in or associated with the planning or implementing of any project, program or venture involving the Company and a third party or parties all rights in such project, program or venture shall belong to the Company. Except as formally approved by the Company's Board of Directors, Employee shall not be entitled to any interest in such project, program or venture or to any commission, finder's fee or other compensation in connection therewith other than the compensation to be paid to Employee as provided in this Agreement.

     (e) At all times during the Term and thereafter, Employee further agrees to execute and deliver any additional documents, instruments, applications, oaths or other writings reasonably necessary or desirable to further evidence the assignments described in this Section 9 ("Supporting Documents").

          (f) The obligations of Employee under this Section 9 shall survive the termination or expiration of the Term.

10. Notice.

          All notices or other communications which may be or are required to be given, served or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, or a nationally recognized overnight courier service, addressed as follows:

                           (a)      If to the Company:

                                    Hagler Bailly, Inc.
                                    1530 Wilson Boulevard
                                    Arlington, Virginia  22209

                                    Telephone No:  (703) 312-9855
                                    Attention: Stephen V.R. Whitman,
                                           Vice President and General Counsel

                           (b)      If to the Employee:

                                    William H. Hieronymus
                                    15 Reservoir Road
                                    Wayland, MA  01778

                                    Telephone No:  (508) 358-6614

                                    And  at  the   Employee's   usual  place  of
                                    business, if known by the Company.

Each party may designate by notice in writing a new address to which any notice or other communication may thereafter be so given, served or sent. Each notice or other communication which shall be mailed or transmitted in the manner described above, shall be deemed sufficiently given, served, sent, delivered and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt or the affidavit of messenger being deemed conclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

11. Severability.

          If any part or any provision of this Agreement shall be invalid or unenforceable under applicable law, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provision or the remaining provisions of this Agreement.

12. Survival.

          It is the express intention and agreement of the parties hereto that all covenants, agreements and statements made by any party in this Agreement shall survive the execution and delivery of this Agreement, and that certain covenants, agreements and statements shall survive the termination or expiration of the Term to the extent specified in Sections 7, 8 and 9 hereof.

13. Waiver.

          Neither the waiver of any of the parties hereto of any breach of or default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasion, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall thereafter be construed as a waiver of any subsequent breach or default, or as a waiver of any such provisions, rights, or privileges hereunder.

14. Binding Effect.

          This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and, subject to Section 19 hereof, their respective heirs, devisees, executors, administrators, legal representatives, and to the benefit of PHB Hagler Bailly as successor to the Company.

15. Entire Agreement.

          As of immediately prior to the Effective Time of the Merger, this Agreement (a) represents the entire understanding and agreement among the parties hereto with respect to the subject matter hereof and supersedes, cancels and terminates all other negotiations, agreements, arrangements and understandings, oral or written, between such parties with respect thereto,
     (b) constitutes the sole agreement between the parties with respect to this subject matter, and (c) supersedes, cancels and terminates all prior negotiations, agreements, arrangements and understandings, oral or written, with respect to (i) the Employee's employment with PHB or any affiliate of PHB, and (ii) any other obligations or liabilities of PHB or any affiliate of PHB except as reflected in PHB's audited financials for 1997 or as set forth in Schedule B hereto.

16. Amendment.

          No amendment or modification of this Agreement and no waiver hereunder or thereunder shall be valid or binding unless set forth in writing, duly executed by the party against whom enforcement of the amendment, modification or waiver is sought.

17. Governing Law.

          This Agreement shall be subject to and governed by the laws of the Commonwealth of Massachusetts.

18. Forum.

          At all times during the Term, (a) Employee irrevocably submits to the exclusive jurisdiction of any Massachusetts court or Federal court sitting in Massachusetts, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, and Employee irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such Massachusetts or Federal court; (b) Employee irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to Employee at his address specified in Section 10; (c) Employee irrevocably confirms that service of process out of such courts in such manner shall be deemed due service upon him for the purposes of such action or proceeding; (d) Employee irrevocably waives (i) any objection he may have to the laying of venue of any such action or proceeding in any of such courts, or (ii) any claim that he may have that any such action or proceeding has been brought in an inconvenient forum; and (e) Employee irrevocably agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this
     Section 18 shall affect the right of any party hereto to serve legal process in any manner permitted by law.

19. Assignment.

          Except as otherwise provided herein, this Agreement shall not be assignable by either party hereto without the prior written consent of the other party hereto.

20. Headings.

          Headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

21. Execution in Counterparts.

          This Agreement may be executed in one or more counterparts, each of which shall be deemed an original hereof, and all of which together shall constitute one and the same instrument.

22. Termination of Merger Agreement.
          This Agreement shall automatically terminate and be of no force or effect upon the termination of the Merger Agreement.

                  IN WITNESS WHEREOF, the undersigned have duly executed this Employment Agreement, or have caused this Employment Agreement to be duly executed on their behalf, as of the day and year first hereinabove set forth.



                                    PUTNAM, HAYES & BARTLETT, INC.


                                    By:      /s/ William E. Dickenson
                                    Name:    William E. Dickenson
                                    Title: President and Chief Executive Officer


                                    William H. Hieronymus


                                    /s/ William H. Hieronymus

11


                                  EXHIBIT 10.56




                              EMPLOYMENT AGREEMENT


                  THIS EMPLOYMENT AGREEMENT (this "Agreement") is entered into as of August 28, 1998, by and between Putnam, Hayes & Bartlett, Inc., a Massachusetts corporation (the "Company" or "PHB"), and Walter H. A.
Vandaele ("Employee").

                  WHEREAS, pursuant to that certain Agreement and Plan of Merger (the "Merger Agreement") dated as of the date hereof among the Company, HAGLER BAILLY, INC., a Delaware corporation ("Hagler Bailly"), and PHB MERGER CORP., a Massachusetts corporation and wholly-owned subsidiary of Hagler Bailly ("Merger Sub"), Merger Sub will merge with and into PHB (the "Merger"), and Hagler Bailly will acquire one hundred percent (100%) of the common stock of PHB, including the common stock of PHB owned by the Employee, in exchange for shares of common stock of Hagler Bailly ("Common Stock");

                  WHEREAS, after the Merger, certain operating companies of Hagler Bailly will be merged with and into PHB and the surviving corporation of such merger will be named PHB Hagler Bailly, Inc. ("PHB Hagler Bailly"); and

                  WHEREAS,  as an  inducement to Hagler Bailly to enter into the
Merger Agreement and as a condition precedent to Hagler Bailly's obligations under the Merger Agreement, Employee has agreed to execute and deliver this Agreement and to terminate, effective as of the Effective Time of the Merger (as defined in the Merger Agreement), any prior employment agreements or arrangements with PHB;

                  WHEREAS, in consideration of Employee's employment and the compensation paid to Employee by the Company, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                  NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

                  1.       Employment.

          On the terms and conditions set forth in this Agreement, the Company agrees to employ Employee and Employee agrees to be employed by the Company for the term set forth in Section 2 hereof and in the position and with the duties set forth in Section 3 hereof.

                  2.       Term.

          The term of this Agreement shall commence as of the Effective Time of the Merger (the "Commencement Date") and shall end on the third anniversary of the date hereof, unless sooner terminated pursuant to Section 6 hereof (the "Term").

                  3.       Position and Duties.

          Employee shall serve as a "Managing Director" of the Company or such other comparable position as may, from time to time, be prescribed by the Chief Executive Officer and Board of Directors of the Company (the "Board of Directors") or any of its affiliates and agreed to by Employee.

          Employee agrees to serve the Company faithfully and to the best of his ability; to devote his time, energy and skill during regular business hours (except for illness or incapacity and except for vacation time as provided herein) to such employment; to use his best efforts, skills and ability to promote the Company's interests; if elected, to serve as a director of the Company and its subsidiaries or affiliated corporations or entities; to perform such duties and responsibilities as from time to time may be assigned to him by the Chief Executive Officer and the Board of Directors, which duties shall be consistent with his positions as set forth in the preceding paragraph.

4. Compensation.

          The Company agrees to pay Employee, either directly or through one of its affiliates, as compensation for all duties performed by him in any capacity during the period of his employment under this Agreement:

(a) An annual base salary ("Base Salary"), payable in equal installments twice monthly to Employee, at the annualized rate of $287,664 per year commencing on the Commencement Date through December 31, 1998. Commencing January 1, 1999 and for the remainder of the Term, the annual rate of Base Salary shall be determined by management of the Company in accordance with the compensation policies of the Company for employees of comparable rank but in no event shall the Base Salary be less than $287,664 at any time during the term of this Agreement;

(b) A bonus payment ("Bonus") for the calendar year 1998, in an amount, if any, determined by management of the Company substantially in accordance with the bonus structure used by PHB as outlined in Appendix A attached hereto; for calendar year 1999 and each calendar year thereafter during the Term, a Bonus, in an amount, if any, determined by management of the Company in accordance with the compensation policies of the Company for employees of comparable rank;

(c) A grant of options to purchase 30,000 shares of common stock of Hagler Bailly, Inc. on the Commencement Date, with an exercise price at the fair market value on the Commencement Date and a term of ten (10) years, vesting in accordance with the schedule set forth in the Stock Option Agreement to be executed by and between Hagler Bailly and Employee, and subject to the terms and conditions of the Hagler Bailly Employee Incentive and Non-Qualified Stock Option and Restricted Stock Plan or any successor plan; and

(d) From time to time Employee shall also be eligible to receive options to purchase Common Stock pursuant to the terms of the Hagler Bailly Employee Incentive and Non-Qualified Stock Option and Restricted Stock Plan or any successor plan, and in the amounts determined by, and subject to the terms and conditions of, the Stock Option Committee of the Board of Directors, or the Board of Directors, of Hagler Bailly.

5. Benefits; Reimbursement of Expenses; Vacation.

During the Term, Employee shall also be eligible to:

          (a) For calendar year 1998, to continue to participate in all of the benefit programs which are currently provided by PHB; including, without limitation, all vacation, retirement, health, life and disability insurance programs ("Benefit Programs") in accordance with policies in effect for officers of comparable rank; provided, that nothing in this Agreement shall require the Company to create, continue or refrain from amending, modifying, revising or revoking any Benefit Programs described herein. For calendar year 1999 and thereafter, Employee shall be entitled to participate in all of the Benefit Programs which are then provided by the Company. For purposes of Employee's participation in the Benefit Programs, the Company shall treat the full period of Employee's service with PHB, or any PHB subsidiary; Dickenson, O'Brien & Associates, Inc.; and/or Freeman & Mills, Incorporated as if it had been service with the Company;

          (b) Reimbursement by the Company of all expenses reasonably incurred by him during the Term in connection with the performance of his duties, including, without limitation, travel and entertainment expenses reasonably related to the business or interests of the Company, upon submission by him of written documentation of such expenses; and

          (c) The other benefits set forth in this Agreement.

6. Termination.

          This Agreement may be terminated prior to the expiration of its Term as follows:

          (a) Automatically upon Employee's death;

          (b) By the Company, for "cause," which for purposes of this Agreement shall mean:

                                    (i) failure to comply with  material  rules,
                                    standards,    or    procedures    reasonably
                                    promulgated  by the  Company  in  accordance
                                    with ordinary and usual business  standards,
                                    or dereliction of assigned  responsibilities
                                    consistent   with  Section  3  above,   such
                                    failure or dereliction  remaining uncured by
                                    Employee   for   thirty   (30)  days   after
                                    receiving written notice from the Company of
                                    such    failure    or    dereliction    that
                                    specifically describes the nature of such alleged failures;

                                    (ii)  substandard  performance  of  assigned
                                    responsibilities measured in accordance with performance standards agreed upon from time to time by Employee and the Company;

                                    (iii) material violation by Employee, or any
                                    other   person   acting  upon  his  specific
                                    directions, of a federal, state or local statute, rule or regulation applicable to the Company, to its management, or to the operation of the Company's business;

          (iv) material breach of the terms of this Agreement;

          (v) knowing falsification of Company's records or documents;

          (vi) gross negligence;

          (vii) conviction by Employee, or any other person acting upon Employee's specific directions, of any misdemeanor that involves fraud or results in a material loss to the Company or of a felony; or

          (viii) any material act of dishonesty or moral turpitude.

          The refusal to permanently relocate from Employee's current place of work will not constitute a "cause" for termination of employment by the Company.

During the Term of the Agreement, the Company shall have no right to terminate this Agreement without "cause."

          (c) By Employee, upon the Company's failure to perform or observe any of the material terms or provisions of this Agreement, and the continued failure of the Company to cure such default within thirty (30) days after written demand for performance has been given to the Company by Employee, which demand shall describe specifically the nature of such alleged failure to perform or observe such material terms or provisions. Without limiting the generality of the foregoing, it is acknowledged and agreed that Sections 4 and 5 of this Agreement are material provisions of this Agreement;

          (d) By Employee, upon notice from Employee upon the Company's failure to pay Employee amounts under Section 4 when due and the continued failure of the Company to make such payment within ten (10) days after written demand for such payment is made by Employee; and

          (e) Upon permanent disability of Employee, as such term is defined in the disability insurance programs of the Company; and

          (f) By Employee at any time, in the Employee's discretion.

7. Effect of Termination.

          (a) In the event of the termination of this Agreement pursuant to paragraphs (a), (b) and (f) of Section 6, the Company shall be under no obligation to Employee, except to pay his accrued and unpaid Base Salary, Bonus and paid leave payments to the date of termination, and any vested but unexercised options under the Option Plan, and Employee shall not be entitled to receive any Base Salary or Bonus after the date of termination, or any unvested options under the Option Plan.

          (b) In the event of the termination of this Agreement by Employee of the Company pursuant to paragraphs (c), (d) or (e) of Section 6, Employee shall be entitled (without regard to any pay received by Employee from a subsequent employer) to receive all of the compensation and benefits provided herein until the later of (i) the date the Term would have expired absent any termination of this Agreement, or (ii) six (6) months from the effective date of such termination (such later date being herein referred to as the "Final Payment Date"). In the event of any termination pursuant to Section 6 (e), any payments pursuant to this Section 7 shall be reduced by any disability benefits received by Employee pursuant to any disability insurance provided by the Company or purchased by Employee (the cost of which is reimbursed by the Company). If the Company and Employee shall become involved in a dispute relating to any alleged breach of this Agreement by the Company or Employee, and if Employee prevails (by judgment, settlement or otherwise) in such dispute, the Company shall reimburse Employee for all reasonable costs (including fees and disbursements of counsel) incurred by him in connection with such dispute upon presentation to the Company of evidence of such costs.

8. Non-compete and Other Restrictive Covenants.

(a) Employee acknowledges that, because of the competitive nature of the Company's business and the Company's repeat transaction with its clients, the development and enhancement of relationships with clients constitute goodwill, which is critical to the Company's success and is one of the Company's most valuable business assets. (b) Employee agrees that it is Employee's responsibility to generate and develop goodwill between the Company and its clients. Employee recognizes and hereby explicitly agrees that all goodwill with the Company's clients generated or developed by Employee during Employee's employment with the Company belongs exclusively to the Company, even if such goodwill was generated solely by Employee's own efforts.

(c) In order to protect the Company's legitimate business interests, including, without limitation, protecting the Company's goodwill, Employee agrees that Employee will not solicit or cause any of the clients of the Company set forth in Schedule A attached hereto (and amended with additional clients on a quarterly basis) to divert business from the Company without the Company's prior written consent. It is acknowledged and agreed that Schedule A will be specific for the "practice area" in which Employee provides consulting services, and will include only those clients of the Company for which that "practice area" has provided services from 1 January 1997 forward. The Company agrees that it will be reasonable in its consideration of such requests for prior written consent, and that prior written consent will not be withheld in the event the Company discontinues a "practice area".

          (i) Employee further agrees that Employee will not, directly or indirectly, recruit or otherwise seek to induce any employees of the Company to terminate their employment or to violate any agreement with the Company or to assist any third party in so doing.

          (d) The covenants contained in this Section 8 shall be construed as a series of separate and severable covenants. Employee and the Company agree that if in any proceeding, the tribunal shall refuse to enforce fully any covenants contained herein because such covenants cover too extensive a geographic area or too long a period of time or for any other reason whatsoever, any such covenant shall be deemed amended to the extent (but only to the extent) required by law. Each party acknowledges and agrees that the services to be rendered by Employee to the Company hereunder are of a special and unique character. Each party shall have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

                           (e) The  obligations of Employee under this Section 8
shall not survive if this
Agreement is terminated earlier than the Term pursuant to Section 6 (c) and (d), but in any event these obligations will not survive longer than the third anniversary of the Agreement.

9. Proprietary Rights.

(a) Employee acknowledges that, in order for Employee to perform Employee's duties, the Company must entrust Employee with certain trade secrets and confidential business information belonging to the Company (the "Confidential Information"). The Confidential Information includes, but is not limited to, client lists, including the identity of the Company's clients, information concerning the characteristics of the Company's clients, pricing policies and practices, negotiating strategies, computer software, financial information, information about the Company's business plans, and any other information about or generated by the Company which could, if disclosed, be useful to any competitors of the Company. The Confidential Information does not include information that is in the public domain through no fault or action of Employee. Employee further acknowledges that the Company has developed or acquired such Confidential Information at great effort and significant expense, that the Confidential Information is critical to the success and survival of the Company, and that the unauthorized disclosure or use of the Confidential Information would cause the Company irreparable harm.

(b) Employee agrees that, during the term of Employee's employment with the Company and thereafter, Employee will not disclose the Company's Confidential Information or use it in any way, except on behalf of the Company, whether or not such Confidential Information was produced by Employee's own efforts. Employee further agrees, upon termination of Employee's employment, promptly to deliver to the Company all Confidential Information, including, but not limited to, all files, books, documents, computer disks or tapes, and other property prepared on behalf of the Company or purchased with Company funds, including Confidential Information produced by Employee's own efforts, and to refrain from making, retaining or distributing any copies thereof.

          (c) At all times during the Term, all right, title, and interest in all copyrightable material which Employee shall conceive or originate, either individually or jointly with others, in Employee's capacity as an employee of the Company will be the property of the Company and are by this Agreement assigned to the Company along with ownership of any and all copyrights in the copyrightable material. At all times during the Term, Employee agrees to execute all papers and perform all other acts reasonably necessary to assist the Company to obtain and register copyrights on such materials in any and all countries, and the Company agrees to pay expenses associated with such copyright registration. Works of authorship created by Employee for the Company in performing his responsibilities under this Agreement during the Term shall be considered "works made for hire" as defined in the U.S. Copyright Act. In addition, Employee hereby assigns to the Company all proprietary rights which originate during Employee's employment with the Company, including, but not limited to, all patents, copyrights, trade secrets and trademarks Employee might otherwise have, by operation of law or otherwise, in all inventions, discoveries, works, ideas, information, knowledge and data based on Employee's access to Confidential Information of the Company or developed by Employee in his capacity as an employee of the Company.

          (d) If, during the Term, Employee is engaged in or associated with the planning or implementing of any project, program or venture involving the Company and a third party or parties all rights in such project, program or venture shall belong to the Company. Except as formally approved by the Company's Board of Directors, Employee shall not be entitled to any interest in such project, program or venture or to any commission, finder's fee or other compensation in connection therewith other than the compensation to be paid to Employee as provided in this Agreement.

          (e) At all times during the Term and thereafter, Employee further agrees to execute and deliver any additional documents, instruments, applications, oaths or other writings reasonably necessary or desirable to further evidence the assignments described in this Section 9 ("Supporting Documents").

                           (f) The  obligations of Employee under this Section 9
shall survive the termination
or expiration of the Term.

10. Notice.

          All notices or other communications which may be or are required to be given, served or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, or a nationally recognized overnight courier service, addressed as follows:

                           (a)      If to the Company:

                                    Hagler Bailly, Inc.
                                    1530 Wilson Boulevard
                                    Arlington, Virginia  22209

                                    Telephone No:  (703) 312-9855
                                    Attention: Stephen V.R. Whitman,
                                    Vice President and General Counsel

                           (b)      If to the Employee:

                                    Walter H. Vandaele
                                    3115 34th Street, NW
                                    Washington, DC  20008

                                    Telephone No:  (202) 363-3785

                                    And  at  the   Employee's   usual  place  of
business, if known by the Company.

                                    And a courtesy copy to:

                                    Michael Schlesinger, Esq.
                                    Tucker, Flyer & Lewis
                                    1615 L Street N.W., Suite 400
                                    Washington, DC  20036

Each party may designate by notice in writing a new address to which any notice or other communication may thereafter be so given, served or sent. Each notice or other communication which shall be mailed or transmitted in the manner described above, shall be deemed sufficiently given, served, sent, delivered and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt or the affidavit of messenger being deemed conclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

11. Severability.

          If any part or any provision of this Agreement shall be invalid or unenforceable under applicable law, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provision or the remaining provisions of this Agreement.

12. Survival.

          It is the express intention and agreement of the parties hereto that all covenants, agreements and statements made by any party in this Agreement shall survive the execution and delivery of this Agreement, and that certain covenants, agreements and statements shall survive the termination or expiration of the Term to the extent specified in Sections 7, 8 and 9 hereof.

13. Waiver.

          Neither the waiver of any of the parties hereto of any breach of or default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasion, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall thereafter be construed as a waiver of any subsequent breach or default, or as a waiver of any such provisions, rights, or privileges hereunder.

14. Binding Effect.

          This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and, subject to Section 19 hereof, their respective heirs, devisees, executors, administrators, legal representatives, and to the benefit of PHB Hagler Bailly as successor to the Company.

15. Entire Agreement.

          As of immediately prior to the Effective Time of the Merger, this Agreement (a) represents the entire understanding and agreement among the parties hereto with respect to the subject matter hereof and supersedes, cancels and terminates all other negotiations, agreements, arrangements and understandings, oral or written, between such parties with respect thereto,
     (b) constitutes the sole agreement between the parties with respect to this subject matter, and (c) supersedes, cancels and terminates all prior negotiations, agreements, arrangements and understandings, oral or written, with respect to (i) the Employee's employment with PHB or any affiliate of PHB, and (ii) any other obligations or liabilities of PHB or any affiliate of PHB except as reflected in PHB's audited financials for 1997 or as set forth in Schedule B hereto.

16. Amendment.

          No amendment or modification of this Agreement and no waiver hereunder or thereunder shall be valid or binding unless set forth in writing, duly executed by the party against whom enforcement of the amendment, modification or waiver is sought.

17. Governing Law.

          This Agreement shall be subject to and governed by the laws of the District of Columbia.

18. Forum.

          At all times during the Term, (a) Employee irrevocably submits to the exclusive jurisdiction of any District of Columbia court or Federal court sitting in the District of Columbia, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, and Employee irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such District of Columbia or Federal court; (b) Employee irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to Employee at his address specified in Section 10;
     (c) Employee irrevocably confirms that service of process out of such courts in such manner shall be deemed due service upon him for the purposes of such action or proceeding; (d) Employee irrevocably waives (i) any objection he may have to the laying of venue of any such action or proceeding in any of such courts, or (ii) any claim that he may have that any such action or proceeding has been brought in an inconvenient forum; and (e) Employee irrevocably agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 18 shall affect the right of any party hereto to serve legal process in any manner permitted by law.

19. Assignment.

          Except as otherwise provided herein, this Agreement shall not be assignable by either party hereto without the prior written consent of the other party hereto.

20. Headings.

          Headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

21. Execution in Counterparts.

          This Agreement may be executed in one or more counterparts, each of which shall be deemed an original hereof, and all of which together shall constitute one and the same instrument.

22. Termination of Merger Agreement.

          This Agreement shall automatically terminate and be of no force or effect upon the termination of the Merger Agreement.





                  IN WITNESS WHEREOF, the undersigned have duly executed this Employment Agreement, or have caused this Employment Agreement to be duly executed on their behalf, as of the day and year first hereinabove set forth.



                         PUTNAM, HAYES & BARTLETT, INC.


                                     By: /s/ William E. Dickenson
                                     Name:    William E. Dickenson
                                     Title:President and Chief Executive Officer


                                                     Walter H. A. Vandaele


                                                     /s/ Walter H. A. Vandaele